QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 21, 2004

LIBERTY MEDIA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20421	84-1288730
(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.
Englewood, Colorado 80112
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (720) 875-5400

Item 9. Regulation FD Disclosure

        This Form 8-K and the Press Release attached hereto as an Exhibit 99.1 are being furnished to the SEC under Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2004

LIBERTY MEDIA CORPORATION
By:	/s/ CHRISTOPHER W. SHEAN Name: Christopher W. Shean Title: Senior Vice President and Controller

QuickLinks

  Item 9. Regulation FD Disclosure
SIGNATURE